AB VALUE FUNDS

-AB Equity Income Fund

(Class A–AUIAX; Class C–AUICX; Advisor Class–AUIYX; Class I–AUIIX; Class Z–AUIZX)

(the “Fund”)

Supplement dated August 1, 2024 to the Summary Prospectus of the Fund dated February 28, 2024, as amended (the “Prospectus”).

* * * * *

At meetings held on July 30-31, 2024, AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”), recommended, and the Fund’s Board of Directors (the “Board”) approved, the following, effective August 1, 2024: (i) a contractual reduction in the advisory fee paid by the Fund; (ii) a contractual waiver of a portion of the advisory fee paid by the Fund; and (iii) contractual limits on Fund operating expenses.

The following replaces the “Annual Fund Operating Expenses” table (and related footnotes) and the “Examples” section under the heading “Fees and Expenses of the Fund”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class I	Class Z
Management Fees(c)	.50%	.50%	.50%	.50%	.50%
Fee Waiver(d)	(.02)%	(.02)%	(.02)%	(.02)%	(.02)%
Net Management Fees	.48%	.48%	.48%	.48%	.48%
Distribution and/or Service (12b-1) Fees	.25%	1.00%	None	None	None
Other Expenses:
Transfer Agent(e)	.06%	.07%	.07%	.12%	.02%
Other Expenses(e)	.09%	.09%	.09%	.09%	.09%
Total Other Expenses(e)	.15%	.16%	.16%	.21%	.11%
Total Annual Fund Operating Expenses	.88%	1.64%	.64%	.69%	.59%
Fee Waiver and/or Expense Reimbursement(f)	.00%	.00%	.00%	(.04)%	.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.88%	1.64%	.64%	.65%	.59%

_________________

(c)	Management Fees have been restated to reflect a contractual reduction in management fees effective August 1, 2024.

(d) Effective August 1, 2024, the Adviser has contractually agreed to waive .025% of its management fee from the Fund until February 28, 2026. This waiver agreement may be terminated or changed only with the consent of the Board of Directors.

(e)	Other Expenses have been restated to reflect current expenses.
(f)	Restated to reflect new expense limitations, which became effective on August 1, 2024.The Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .90%, 1.65%, .65%, .65% and .65%, of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class I and Class Z shares. The agreement will remain in effect until February 28, 2026, and may only be terminated or changed with the consent of the Fund's Board of Directors. In addition, the agreement will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect through the date indicated above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class	Class I	Class Z
After 1 Year	$511	$267	*	$65	$66	$60
After 3 Years	$697	$520		$208	$218	$192
After 5 Years	$899	$899		$365	$386	$337
After 10 Years	$1,483	$1,760		$820	$874	$759

______________________

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

* * * * *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

__________________

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

2